                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 17, 2005


                                 CRDENTIA CORP.
             (Exact name of registrant as specified in its charter)

           DELAWARE                   000-31152                  76-0585701
(State or Other Jurisdiction of      (Commission             (I.R.S. Employer
        Incorporation)               File Number)         Identification Number)

                         14114 DALLAS PARKWAY, SUITE 600
                               DALLAS, TEXAS 75254
               (Address of Principal Executive Offices) (Zip Code)

                                 (972) 850-0780
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

         On August 31, 2004, Crdentia Corp. (the "Company") filed a Certificate of Designations, Preferences and Rights of Series C Preferred Stock (the "Series C Certificate") with the Secretary of State of the State of Delaware. The Series C Certificate was previously filed as Exhibit 4.1 to the Form 8-K filed with the Securities and Exchange Commission on September 7, 2004.

         On March 17, 2005, the Company filed a Certificate of Amendment of Certificate of Designations, Preferences and Rights of Series C Preferred Stock (the "Certificate of Amendment") with the Secretary of State of the State of Delaware. The Certificate of Amendment designates for issuance a total of 325,000 shares of Series C Convertible Preferred Stock. A copy of the Certificate of Amendment is attached as Exhibit 3.11 to this report.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

         EXHIBIT NO.       DESCRIPTION
         -----------       -----------------------------------------------------
         3.11              Certificate of Amendment of Certificate of
                           Designations, Preferences and Rights of Series C
                           Preferred Stock of Crdentia Corp.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     CRDENTIA CORP.


March 21, 2005                                       By:   /S/ Pamela Atherton
                                                        ------------------------
                                                             Pamela Atherton
                                                                President

                                  EXHIBIT INDEX



         EXHIBIT NO.       DESCRIPTION
         -----------       -----------------------------------------------------
         3.11              Certificate of Amendment of Certificate of
                           Designations, Preferences and Rights of Series C
                           Preferred Stock of Crdentia Corp.